Exhibit 99.9


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
February, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.6475%


Excess Protection Level
   3 Month Average   5.30%
     February, 1997   5.80%
     January, 1997   4.29%
     December, 1996   5.82%



Cash Yield                                              17.58%


Investor Charge Offs                                     4.20%


Base Rate                                                7.58%


Over 35 Day Delinquency                                  5.15%


Seller's Interest                                       21.86%


Total Payment Rate                                      10.20%


Total Principal Balance                                $7,337,714,449.86


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,604,381,116.50